UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 1, 2014

(Date of earliest event reported)

CTD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-25466	59-3029743
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14120 N.W. 126th Terrace Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

(386) 418-8060
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 1, 2014, the Registrant announced the appointment of N. Scott Fine as Chairman of the Board of Directors, in light of C.E. Rick Strattan’s decision to step down as Chairman to focus on product development. Mr. Strattan will remain on the Board of Directors.

A copy of the press release issued by the Registrant announcing these changes is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of CTD Holdings, Inc. dated October 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTD HOLDINGS, INC.

By:	/s/ Jeffrey L. Tate
Name:	Jeffrey L. Tate
Title:	Chief Executive Officer

Date: October 3, 2014